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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)  March 26, 1997
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                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)



              Delaware                0-20803               74-2644120
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          (State or other           (Commission          (I.R.S. Employer
            jurisdiction            File Number)        Identification No.)
          of incorporation)



             5000 Plaza on the Lake, Suite 200, Austin, Texas 78746
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             Address of principal executive offices)       (Zip Code)



    Registrant's telephone number, including area code (512) 328-1112
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                                Not applicable
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         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS

     Pursuant to Rule 135c(d) of the Securities Act of 1933, as amended, attached as Exhibit 99.1 is the press release issued by IXC Communications, Inc. dated March 26, 1997 which is hereby incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)     EXHIBITS

                  99.1   Press release dated March 26, 1997




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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 26, 1997

                                        IXC Communications, Inc.



                                         By:   /s/ JOHN J. WILLINGHAM
                                            --------------------------------
                                                   John J. Willingham
                                                   Senior Vice President,
                                                   Chief Financial Officer
                                                   and Assistant Secretary





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                                 EXHIBIT INDEX


Exhibit
Number                Description
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 99.1          Press release dated March 26, 1997








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